UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2018

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VAXART, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

____________________

290 Utah Ave

Suite 200

South San Francisco, California 94080

(Address of principal executive offices (Zip Code)

(650) 550-3500

(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On February 20, 2018, Vaxart, Inc., formerly known as “Aviragen Therapeutics, Inc.” (“Aviragen”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on February 13, 2018, Aviragen completed its merger with what was then known as Vaxart, Inc. which changed its name to Vaxart Biosciences, Inc. immediately upon the closing of the merger (“Private Vaxart” and together with Aviragen the “Company”).  On April 2, 2018, the Company filed Amendment No. 1 to Current Report on Form 8-K, amending the Original Form 8-K to provide the historical audited financial statements of Private Vaxart as required by Item 9.01(a) of Current Report on Form 8-K.  This Amendment No. 2 to Current Report on Form 8-K amends the Original Form 8-K, as amended by Amendment No. 1, to provide the unaudited pro forma condensed combined financial statements of the Company as required by Item 9.01(b) of Current Report on Form 8-K. Such financial information was excluded from the Original Form 8-K, as amended by Amendment No. 1, in reliance on the instructions to such Item.

Item 9.01 Financial Statements and Exhibits.

(b)          Pro forma financial information.

     The unaudited pro forma condensed combined financial statements for the year ended December 31, 2017, and notes related thereto, of the Company are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)          Exhibits

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date
2.1	Agreement and Plan of Merger and Reorganization, dated October 27, 2017, by and among Aviragen Therapeutics, Inc., Vaxart, Inc. and Agora Merger Sub, Inc. (included as Annex A to the proxy statement/prospectus/information statement forming a part of this registration statement).	Form S-4	333-222009	2.1	December 29, 2017
2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated February 7, 2018 by and among Aviragen Therapeutics, Inc., Vaxart, Inc. and Agora Merger Sub, Inc.	Form 8-K	001-35285	2.1	February 7, 2018
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Aviragen Therapeutics, Inc.	Form 8-K	001-35285	3.1	February 20, 2018
3.2	Certificate of Amendment to Restated Certificate of Incorporation of Vaxart, Inc.	Form 8-K	001-35285	3.2	February 20, 2018
23.1	Consent of KPMG LLP, Private Vaxart’s independent registered public accounting firm.	Form 8-K	001-35285	23.1	April 2, 2018
99.1	Press release titled “Vaxart, Inc. Completes Merger with Aviragen Therapeutics, Inc.; Combined Company Renamed Vaxart, Inc. and Will Begin Trading Under New Symbol NASDAQ: VXRT” issued by Vaxart, Inc. on February 13, 2018.	Form 8-K	001-35285	99.1	February 20, 2018
99.2	Audited financial statements of Private Vaxart as of and for the years ended December 31, 2017 and 2016.	Form 8-K	001-35285	99.2	April 2, 2018
99.3*	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017.
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAXART, INC.

Dated: April 27, 2018

	By:	/s/ John M. Harland
Name: John M. Harland
Title: Chief Financial Officer

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